RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
Transactions with related parties:

(in thousands of $)	2019	2018	2017
Transactions with Golar and affiliates:
Time charter revenues (a)	—	—	17,423
Management and administrative services fees (b)	(9,645)	(9,809)	(7,762)
Ship management fees (c)	(4,460)	(5,200)	(5,903)
Interest expense on short-term loans (d)	(109)	—	—
Share options expense (e)	—	—	(228)
Income on deposits paid to Golar (f)	—	4,779	4,622
Distributions with Golar, net (g)	(19,291)	(42,842)	(52,255)
Transactions with others:
Dividends to China Petroleum Corporation (h)	—	—	(7,000)

Amounts due from/(to) related parties:

As of December 31, 2019 and 2018, balances with related parties consisted of the following:

(in thousands of $)	2019	2018
Balances due from/(to) Golar and its affiliates (d)	2,845	(4,091)
Methane Princess lease security deposit movements (i)	2,253	2,854
	5,098	(1,237)

(a) Time charter revenues - In connection with our acquisition of the Golar Grand in November 2012, Golar provided us with an option pursuant to which in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, we could require Golar to charter the vessel through to November 2017 at approximately 75% of the hire rate that would have been payable by the charterer. In February 2015, we exercised this option. In May 2017, Golar Grand started its new charter with a major international oil and gas company (the “New Grand Charter”). We sub-chartered back the Golar Grand from Golar at the same time charter rate as the New Grand Charter. The daily time charter rate receivable from Golar under the option had reverted back to the original rate following the vessel's drydocking in April 2017 but was reduced by the sub-charter income under the New Grand Charter. Following the cessation of the arrangement in November 2017, we earned $17.4 million in relation to this charter for year ended December 31, 2017.

(b) Management and administrative services fees - We are party to a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(c) Ship management fees - Golar and certain of its subsidiaries charged vessel management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management. We may terminate these agreements by providing 30 days’ written notice.

(d) Interest expense on short-term loan, balances due from/(to)Golar and its affiliates - Receivables and payables with Golar and its affiliates primarily comprise of unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates, dividends due in respect of the Hilli Common Units, and other related party arrangements, including the Hilli Acquisition. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Balances due from and to Golar and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. In November 2019, we borrowed $15.0 million from Golar, with the loan bearing interest at a rate of LIBOR plus 5.0%. We repaid the loan in full, including interest of $0.1 million, on December 30, 2019.

The movement in the net balance due to Golar and its affiliates as of December 31, 2019 is mainly attributable to the settlement of the outstanding amount due to Golar in relation to the Hilli Acquisition.

(e) Share options expense - This relates to a recharge from Golar in relation to the award of 29,950 (with an exercise price of $23.50 at grant date) and 45,000 (with an exercise price of $56.70 at grant date) share options in Golar LNG granted to certain of our directors and officers. The exercise price is reduced by the value of dividends declared and paid. They have a contractual term of five years and vest evenly over three years.

(f) Income on deposits paid to Golar - In May 2016, we completed the Tundra Acquisition and paid total cash purchase consideration of $107.2 million. In May 2017, we elected to exercise our right (the "Tundra Put Right") under the Tundra Letter Agreement to require Golar to repurchase Tundra Corp at a price equal to the original purchase price. In connection with the exercise of the Tundra Put Right, we and Golar entered into an agreement pursuant to which we agreed to sell Tundra Corp to Golar on the date of the closing of the Tundra Put Sale on October 17, 2017 in return for Golar's promise to pay an amount equal to $107.2 million (the “Deferred Purchase Price”) plus an additional amount equal to 5% per annum of the Deferred Purchase Price (the “Additional Amount”). The Deferred Purchase Price and the Additional Amount were applied to the net purchase price of the Hilli Acquisition on July 12, 2018. We received under the Tundra Letter Agreement $2.2 million as interest income for the year ended December 31, 2017.

On August 15, 2017, Golar Partners Operating LLC, our wholly owned subsidiary, entered into a purchase and sale agreement (the “Hilli Purchase Agreement”) for the Hilli Acquisition. Concurrently with the execution of the Hilli Purchase Agreement, we paid a $70 million deposit to Golar, upon which we received interest at a rate of 5% per annum. We have accounted for $nil, $4.8 million, and $2.4 million as interest income for the years ended December 31, 2019, 2018 and 2017 on the Deferred
Purchase Price and $70 million deposit. We applied the deposit and interest accrued to the net purchase price on July 12, 2018, upon completion of the Hilli Acquisition.

(g) Distributions with Golar, net - We have declared and paid quarterly distributions totaling $36.8 million, $48.4 million, and $52.3 million to Golar for each of the years ended December 31, 2019, 2018 and 2017, respectively in respect of the Common Units and General Partner units owned by it.
During the years ended December 31, 2019 and 2018, Hilli LLC declared quarterly distributions totaling $17.5 million and $5.6 million, in respect of the Hilli Common Units owned by us. As of December 31, 2019 and 2018, we have a dividend receivable of $4.5 million and $3.6 million, respectively.

(h) Dividends to China Petroleum Corporation - During the years ended December 31, 2019, 2018, and 2017, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $nil, $nil and $7.0 million, respectively, as the Golar Mazo charter expired in December 2017.

(i) Methane Princess Lease security deposit movements - This represents net advances to Golar since the IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess Lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement (see below). Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess Lease.